UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 21, 2015



                       KENTUCKY BANCSHARES, INC.
          (Exact Name of Registrant as specified in Charter)


   Kentucky                  000-52598              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
INFORMATION TO BE INCLUDED IN THE REPORT

  Item 8.01. Other Events

	On January 21, 2015, the Registrant announced that it had signed a definitive agreement for the acquisition of Madison Financial Corporation, through a statutory share exchange and merger. Madison Financial Corporation has offices in Richmond, Kentucky. Attached as
Exhibit 99.1 is a Press Release, which the Company released on January 21, 2015 announcing the signing of the agreement.

  Item 9.01.  Financial Statements and Exhibits

       Exhibit 99.1 - Press release dated January 21, 2015 announcing the signing of a definitive agreement for the acquisition of Madison Financial Corporation.



SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KENTUCKY BANCSHARES, INC.



Date: January 21, 2015               By      /s/ Gregory J. Dawson___
                                                    Gregory J. Dawson
                                                    Chief Financial Officer